                                                                                     Exhibit  99
                              MONTHLY SERVICERS CERTIFICATE
                               SERVICER: NATIONSBANK, N.A.
                           NATIONSBANK AUTO OWNER TRUST 1996-A


Collection Period. . . . . . . . . . . . . . . . . . . . . . . . . . .  April 1999
Determination Date . . . . . . . . . . . . . . . . . . . . . . . . . .        05/10/1999
Deposit Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        05/14/1999
Distribution Date. . . . . . . . . . . . . . . . . . . . . . . . . . .        05/17/1999


POOL BALANCE

Pool Balance on the close of the last day of the preceding . . . . . .    363,435,354.50
Collection Period
Less:  Collections and Liquidation Proceeds allocable to Principal . .     27,485,943.32
Purchase Amount allocable to Principal . . . . . . . . . . . . . . . .              0.00
Realized Losses (see note) . . . . . . . . . . . . . . . . . . . . . .        593,930.47
                                                                        -----------------
Pool Balance on the close of the last day of the Collection Period . .    335,355,480.71
Collections allocable to Principal received from Collection Period up to and including  the Second Business Day immediately
 preceding the  Current Determination Date . . . . . . . . . . . . . .      4,995,147.11
                                                                        -----------------
Pool Balance as of the Second Business Day immediately preceding
the Current Determination Date . . . . . . . . . . . . . . . . . . . .    330,360,333.60
Original Pool Balance. . . . . . . . . . . . . . . . . . . . . . . . .  2,136,187,667.91
Pool Factor. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        15.4649490%



Portfolio Balances and Pool Factors
                                      Beginning          End
                                      of Period       of Period
                                      ---------       ---------
Class A-1 Note Balance. . . . .               -               -
Class A-1 Pool Factor . . . . .       0.0000000       0.0000000
Class A-2 Note Balance. . . . .               -               -
Class A-2 Pool Factor . . . . .       0.0000000       0.0000000
Class A-3 Note Balance. . . . .   12,303,127.20               -
Class A-3 Pool Factor . . . . .       0.0269025       0.0000000
Class A-4 Note Balance. . . . .  175,000,000.00  159,447,665.69
Class A-4 Pool Factor . . . . .       1.0000000       0.9111295
Class B-1 Certificate Balance .   96,129,000.00   96,129,000.00
Class B-1 Pool Factor . . . . .       1.0000000       1.0000000
Class B-2 Certificate Balance .   74,783,667.91   74,783,667.91
Class B-2 Pool Factor . . . . .       1.0000000       1.0000000

Weighted Average Coupon                              10.3501000%
Weighted Average Original Term                            63.26
Weighted Average Remaining Term                           21.40


COLLECTIONS
Interest:
Collections and Liquidation Proceeds allocable to interest. . . . .   3,074,373.00
Recoveries. . . . . . . . . . . . . . . . . . . . . . . . . . . . .     272,354.69
Purchase Amount allocable to Interest . . . . . . . . . . . . . . .           0.00
                                                                     -------------
Total Interest Collections. . . . . . . . . . . . . . . . . . . . .   3,346,727.69
Advances for the related Distribution Date. . . . . . . . . . . . .     539,092.36
Less:  Outstanding Advances to be reimbursed. . . . . . . . . . . .     492,616.65
                                                                     -------------
Available Interest. . . . . . . . . . . . . . . . . . . . . . . . .   3,393,203.40
Principal:
Collections and Liquidation Proceeds allocable to Principal
 (for the Collection Period). . . . . . . . . . . . . . . . . . . .  27,485,943.32
Purchase Amount allocable to Principal  (for the Collection . . . .           0.00
Period) Collections allocable to Principal received up to
 and including the immediately preceding the Current
   Determination Date . . . . . . . . . . . . . . . . . . . . . . .   4,995,147.11
Less:   Prior Month Collections allocable to Principal up to and
   including the Second Business Day immediately preceding the
   Current Determination Date . . . . . . . . . . . . . . . . . . .   5,219,559.39
                                                                     -------------
Available Principal . . . . . . . . . . . . . . . . . . . . . . . .  27,261,531.04

Available Funds . . . . . . . . . . . . . . . . . . . . . . . . . .  30,654,734.44
Regular Principal (equals Available Principal plus Realized Losses)  27,855,461.51


REQUIRED DISTRIBUTABLE AMOUNTS
Reimbursement of Outstanding Advances on Defaulted Receivables. . .      26,171.79
Servicing Fee (inc. unpaid amount from prior periods) . . . . . . .     302,862.80
Noteholder Amounts
Class A-1 Monthly Interest. . . . . . . . . . . . . . . . . . . . .           0.00
Class A-1 Interest Carryover Shortfall. . . . . . . . . . . . . . .           0.00
                                                                     -------------
Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           0.00

Class A-2 Monthly Interest. . . . . . . . . . . . . . . . . . . . .           0.00
Class A-2 Interest Carryover Shortfall. . . . . . . . . . . . . . .           0.00
                                                                     -------------
Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           0.00

Class A-3 Monthly Interest. . . . . . . . . . . . . . . . . . . . .      65,360.36
Class A-3 Interest Carryover Shortfall. . . . . . . . . . . . . . .           0.00
                                                                     -------------
Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      65,360.36

Class A-4 Monthly Interest. . . . . . . . . . . . . . . . . . . . .     966,145.83
Class A-4 Interest Carryover Shortfall. . . . . . . . . . . . . . .           0.00
                                                                     -------------
Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     966,145.83

Total Accrued Note Interest . . . . . . . . . . . . . . . . . . . .   1,031,506.19

Class A-1 Monthly Principal . . . . . . . . . . . . . . . . . . . .           0.00
Class A-1 Principal Carryover Shortfall . . . . . . . . . . . . . .           0.00
                                                                     -------------
Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           0.00

Class A-2 Monthly Principal . . . . . . . . . . . . . . . . . . . .           0.00
Class A-2 Principal Carryover Shortfall . . . . . . . . . . . . . .           0.00
                                                                     -------------
Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           0.00

Class A-3 Monthly Principal . . . . . . . . . . . . . . . . . . . .  12,303,127.20
Class A-3 Principal Carryover Shortfall . . . . . . . . . . . . . .           0.00
                                                                     -------------
Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12,303,127.20

Class A-4 Monthly Principal . . . . . . . . . . . . . . . . . . . .  15,552,334.31
Class A-4 Principal Carryover Shortfall . . . . . . . . . . . . . .           0.00
                                                                     -------------
Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15,552,334.31

Total Noteholders' Principal Payment Amount . . . . . . . . . . . .  27,855,461.51

Certificateholder Amounts
Class B-1 Monthly Interest. . . . . . . . . . . . . . . . . . . . .     540,725.63
Class B-1 Interest Carryover Shortfall. . . . . . . . . . . . . . .           0.00
                                                                     -------------
Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     540,725.63

Class B-2 Monthly Interest. . . . . . . . . . . . . . . . . . . . .     428,448.10
Class B-2 Interest Carryover Shortfall. . . . . . . . . . . . . . .           0.00
                                                                     -------------
Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     428,448.10

Total Accrued Certificate Interest. . . . . . . . . . . . . . . . .     969,173.73

Class B-1 Monthly Principal . . . . . . . . . . . . . . . . . . . .           0.00
Class B-1 Principal Carryover Shortfall . . . . . . . . . . . . . .           0.00
                                                                     -------------
Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           0.00

Class B-2 Monthly Principal . . . . . . . . . . . . . . . . . . . .           0.00
Class B-2 Principal Carryover Shortfall . . . . . . . . . . . . . .           0.00
                                                                     -------------
Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           0.00

Total Certificateholders' Principal Distribution Amount . . . . . .           0.00

Total required distributable amount . . . . . . . . . . . . . . . .  30,185,176.02
Less: Total Available Funds . . . . . . . . . . . . . . . . . . . .  30,654,734.44
                                                                     -------------
Net Available Funds   (Shortfall) Excess. . . . . . . . . . . . . .     469,558.42
Withdrawal from Reserve Account (If Shortfall). . . . . . . . . . .           0.00
Deposit to Reserve Account (If Excess). . . . . . . . . . . . . . .     469,558.42


DISTRIBUTIONS
Deposit to the Collection Account
Available Interest. . . . . . . . . . . . . . . . . . . . . . . . .   3,393,203.40
Available Principal . . . . . . . . . . . . . . . . . . . . . . . .  27,261,531.04
Withdrawal from Reserve Account . . . . . . . . . . . . . . . . . .           0.00
Less:  Amounts to be withheld by Servicer
  a)   Reimbursement of Outstanding Advances on
         Defaulted Receivables. . . . . . . . . . . . . . . . . . .      26,171.79
  b)   Servicing Fee. . . . . . . . . . . . . . . . . . . . . . . .     302,862.80
                                                                     -------------
Net Deposit to Collection Account . . . . . . . . . . . . . . . . .  30,325,699.85

Deposit to Note Payment Account
Class A-1 Interest Distribution . . . . . . . . . . . . . . . . . .           0.00
Class A-2 Interest Distribution . . . . . . . . . . . . . . . . . .           0.00
Class A-3 Interest Distribution . . . . . . . . . . . . . . . . . .      65,360.36
Class A-4 Interest Distribution . . . . . . . . . . . . . . . . . .     966,145.83
Class A-1 Principal Distribution. . . . . . . . . . . . . . . . . .           0.00
Class A-2 Principal Distribution. . . . . . . . . . . . . . . . . .           0.00
Class A-3 Principal Distribution. . . . . . . . . . . . . . . . . .  12,303,127.20
Class A-4 Principal Distribution. . . . . . . . . . . . . . . . . .  15,552,334.31
                                                                     -------------
Total Deposit to Note Payment Account . . . . . . . . . . . . . . .  28,886,967.70

Deposit to Certificate Distribution Account
Class B-1 Interest Distribution . . . . . . . . . . . . . . . . . .     540,725.63
Class B-2 Interest Distribution . . . . . . . . . . . . . . . . . .     428,448.10
Class B-1 Principal Distribution. . . . . . . . . . . . . . . . . .           0.00
Class B-2 Principal Distribution. . . . . . . . . . . . . . . . . .           0.00
                                                                     -------------
Total Deposit to Certificate Distribution Account . . . . . . . . .     969,173.73

Deposit to Reserve Account. . . . . . . . . . . . . . . . . . . . .     469,558.42



SPECIFIED  RESERVE  ACCOUNT  BALANCE
GREATER  OF:

(I) Sum of:
(a) Percentage applicable times. . . . . . . . . . . . . . . . . . . .            7.00%
      Pool Balance as of the last day of the prior Collection
      Period less Principal collected up to and including the
      second Business Day preceding the most recent
     Determination Date. . . . . . . . . . . . . . . . . . . . . . . .  330,360,333.60    23,125,223.35
                                                                        ---------------
      and,
(b) Specified Interest Reserve Amount  (Three months                                       2,907,521.17
                                                                                         ---------------
          interest on the Certificates if Notes are Outstanding)                          26,032,744.52
       and
(II) Lesser of:
(a) $26,702,346.                                                                          26,702,346.00
      and
(b) Aggregate outstanding Note Principal Balance and
      Aggregate sum of Certificate Balances                                              330,360,333.60

Specified Reserve Account Balance                                                         26,702,346.00

RESERVE ACCOUNT RECONCILIATION
Beginning Balance  (Initial Balance is 2.5% of Original Pool
 Balance)                                                                                 27,982,626.83
Deposit from Available Interest and Available Principal                                      469,558.42
Investment Earnings                                                                           96,871.90
Less:
Accrued and unpaid Servicing Fees                                                                  0.00
Amounts to be distributed to Securityholders'                                                      0.00
                                                                                         ---------------
Balance                                                                                   28,549,057.15
Less: Withdrawal by holder of Contingent Payment Right of
     Excess of Reserve Account Balance Over Specified Reserve
     Account Balance                                                                       1,846,711.15
                                                                                         ---------------
Ending Balance                                                                            26,702,346.00


Interest Reserve Amount                                                                    2,907,521.17
Available Reserve Amount                                                                  23,794,824.83




INSTRUCTIONS TO THE TRUSTEE

Amount to be deposited from the Collection Account into
the NotePayment Account                                                                   28,886,967.70

Amount to be deposited from the Collection Account into the
Certificate  Distribution Account                                                            969,173.73

Amount to be deposited from the Collection Account into the
Reserve Account                                                                              469,558.42

Amount to be deposited from the Reserve Account to the account of the
  holder of the Contingent Payment Right                                                   1,846,711.15

Amount to be deposited from the Reserve Account into the
       Collection Account                                                                          0.00

NET LOSS AND DELINQUENCY ACTIVITY

Realized Losses                                                                              593,930.47
Net Loss Ratio (annualized)
For the current Collection Period                                                                  1.10%
For the preceding Collection Period                                                                1.86%
For the second preceding Collection Period                                                         1.92%
                                                                                         ---------------
Average Net Loss Ratio (Specified Reserve Account                                                  1.63%
Balance increases if greater than 1.50%)




Delinquency Analysis
                                                                  Number of  Principal
                                                                  Loans      Balance
                                                                  ---------  -------------
   30 to 59 days past due. . . . . . . . . . . . . . . . . . . .       2124  13,492,607.22
   60 to 89 days past due. . . . . . . . . . . . . . . . . . . .        571   3,679,206.73
   90 or more days past due. . . . . . . . . . . . . . . . . . .        349   2,660,293.76
                                                                  ---------  -------------
Total. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       3044  19,832,107.71

Collateral Repossessed and Held by the Trust (included in above
Delinquency Amounts) . . . . . . . . . . . . . . . . . . . . . .        164   1,225,469.06




Delinquency Ratio including Repossessions
For the current Collection Period . . . . . . . . . .   1.89%
For the preceding Collection Period . . . . . . . . .   1.59%
For the second preceding Collection Period. . . . . .   1.90%
                                                       ------
Average Delinquency Ratio (Specified Reserve Account.   1.79%
Balance increases if greater than 1.25%)

Loss and Delinquency Trigger Indicator. . . . . . . .  YES

Equity Percentage . . . . . . . . . . . . . . . . . .  59.82%

Repurchased Receivables . . . . . . . . . . . . . . .   0.00
